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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                December 19, 2005


                        Annaly Mortgage Management, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Maryland                        1-13447                 22-3479661
----------------------------           ------------          -------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
       of Incorporation)               File Number)          Identification No.)


1211 Avenue of the Americas
        Suite 2902
    New York, New York                                              10036
----------------------------                                      ----------
    (Address of Principal                                         (Zip Code)
      Executive Offices)

       Registrant's telephone number, including area code: (212) 696-0100


                                    No change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition
           ---------------------------------------------

     Annaly Mortgage Management, Inc. issued a press release announcing its fourth quarter 2005 dividend and additional information. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.



Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           --------------------------------------------------------------------
Appointment of Principal Officers
---------------------------------

     Effective December 31, 2005, Jennifer A. Karve resigned her position as Executive Vice President of Annaly. Annaly looks forward to a continuing relationship with Ms. Karve, and has retained her services as a consultant for a one-year period beginning January 1, 2006. Under the agreement, Ms. Karve will be paid $225,000 and will advise Annaly and FIDAC on matters related to risk control and portfolio management. The change is being made to accommodate her request to spend more time with her family.



Item 9.01. Financial Statements and Exhibits
           ---------------------------------

(c) Exhibits

99.1 Press Release dated December 19, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ANNALY MORTGAGE MANAGEMENT, INC.



                                             By: /s/ Kathryn Fagan
                                                 -------------------------------
                                                 Name: Kathryn Fagan
                                                 Title: Chief Financial Officer



Dated: December 19, 2005